UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 27, 2002

PORTOLA PACKAGING, INC.

(Exact name of Registrant as specified in its charter)

Delaware	33-95318	94-1582719

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

890 Faulstich Court

San Jose, California 95112
(Address of Principal Executive Offices)

(408) 453-8840

(Registrant’s telephone number, including area code)

ITEM 9. REGULATION FD DISCLOSURE
CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER PURSUANT TO 18 U.S.C. 1350
SIGNATURES

ITEM 9. REGULATION FD DISCLOSURE

         (a)  On November 27, 2002, the Registrant filed its Annual Report on Form 10-K for the period ended August 31, 2002 (the “Form 10-K”) with the Securities and Exchange Commission. Pursuant to 18 U.S.C. § 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the following certifications are being made to accompany the Form 10-K.

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. 1350

         Each of the undersigned hereby certifies, for the purposes of section 1350 of chapter 63 of title 18 of the United States Code as created by Section 906 of the Sarbanes-Oxley Act of 2002, in his capacity as an officer of Portola Packaging, Inc. (the “Company”), that, to his knowledge:

(i)	the Annual Report on Form 10-K of the Company for the period ended August 31, 2002 (the “Report”) fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

(ii)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 27, 2002	/s/ Jack L. Watts

Jack L. Watts
Chief Executive Officer, Chairman of
the Board and a Director

Date: November 27, 2002	/s/ Dennis L. Berg

Dennis L. Berg
Vice President, Finance and
Chief Financial Officer

         Portola Packaging, Inc. is not required to file, and is not filing, the Form 10-K pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934. Portola Packaging, Inc. is filing the Form 10-K solely to fulfill its obligations under the Indenture, dated as of October 2, 1995, by and between Portola Packaging, Inc. and American Bank National Association.

         The foregoing certifications are being furnished solely to accompany the Report pursuant to 18 U.S.C. § 1350, and are not being filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and are not to be incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PORTOLA PACKAGING, INC.,
a Delaware corporation

November 27, 2002	By:	/s/ Jack L. Watts

Jack L. Watts
Chief Executive Officer

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